UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2008

ICx TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-145135

DELAWARE	#77-0619113
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2100 Crystal Drive, Suite 650

Arlington, VA 22202

(703) 678-2111

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On March 19, 2008, ICx Technologies, Inc. issued a press release announcing a share buyback. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release issued by ICx Technologies, Inc. dated March 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on March 20, 2008.

ICX TECHNOLOGIES, INC.
(Registrant)

By	/s/ Hans Kobler
Hans Kobler
Chief Executive Officer